UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2026

Commission File Number 1-07062

INNSUITES HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Ohio	34-6647590
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

InnSuites Hospitality Centre

1730 E. Northern Avenue, Suite 122

Phoenix, AZ 85020

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 944-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest without par value	IHT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 7, 2026, InnSuites Hospitality Trust (the “Trust”) was notified that Simon & Edward LLP (“S&E”) acquired, effective as of June 15, 2026, attest business of BCRG Group (“BCRG”). On July 9, 2026, the Audit Committee of the Trust’s Board of Directors simultaneously dismissed BCRG as the Trust’s independent registered public accounting firm and approved the appointment of S&E as the Trust’s new independent registered public accounting firm. The services previously provided by BCRG will now be provided by S&E.

BCRG’s audit report on the Trust’s consolidated financial statements for the Fiscal Year ended January 31, 2026 and 2025 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report on the consolidated financial statements of the Trust for the fiscal years ended January 31, 2026 and 2025 included an explanatory paragraph indicating that there was substantial doubt as to the Trust’s ability to continue as a going concern.

During the Fiscal Years ended January 31, 2026 and 2025 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Trust and BCRG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BCRG, would have caused BCRG to make reference to the subject matter of the disagreements in connection with BCRG’s reports on the Trust’s financial statements, and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Prior to engaging S&E, neither the Trust nor anyone acting on its behalf consulted S&E regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements, and no written report was provided to the Trust or oral advice was provided that S&E concluded was an important factor considered by the Trust in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Trust has requested that BCRG furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter, dated July 9, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

16.1	Letter from BCRG dated July 9, 2026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

	By:	/s/ James F. Wirth
James F. Wirth
Chairman and Chief Executive Officer

Date: July 9, 2026

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from BCRG dated July 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)